Exhibit 99.1

BREAKTHROUGH ANTIBODIES FOR OBESITY AND CARDIOMETABOLIC DISEASES CORPORATE PRESENTATION • September 2026

Certain statements in this presentation constitute "forward -looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 , as amended .. Words such as "may," "might," "will," "should," "believe," "expect," "anticipate," "estimate," "continue," "predict," "forecast," "project," "plan," "intend" or similar expressions, or statements regarding intent, belief, or current expectations, are forward -looking statements .. These forward -looking statements are based upon current estimates and includes statements regarding near term catalysts .. While iBio , Inc .. , a Delaware corporation (including its consolidated subsidiaries, “iBio,” the “Company,” “we,” “us” or “our”) believes these forward - looking statements are reasonable, undue reliance should not be placed on any such forward -looking statements, which are based on information available to us on the date of this presentation .. These forward -looking statements are subject to various risks and uncertainties, many of which are difficult to predict that could cause actual results to differ materially from current expectations and assumptions from those set forth or implied by any forward -looking statements .. Important factors that could cause actual results to differ materially from current expectations include, among others, the Company’s ability to obtain regulatory approvals for commercialization of its product candidates, or to comply with ongoing regulatory requirements, regulatory limitations relating to its ability to promote or commercialize its product candidates for specific indications, acceptance of its product candidates in the marketplace and the successful development, marketing or sale of products, its ability to attain license agreements, the continued maintenance and growth of its patent estate, its ability to establish and maintain collaborations, its ability to obtain or maintain the capital or grants necessary to fund its research and development activities, competition, its ability to retain its key employees or maintain its Nasdaq Stock Market listing, and the other factors discussed in the Company’s most recent Annual Report on Form 10 - K and the Company’s subsequent filings with the SEC, including subsequent periodic reports on Forms 10 - Q and 8 - K .. The information in this presentation is provided only as of today, and we undertake no obligation to update any forward -looking statements contained in this presentation on account of new information, future events, or otherwise, except as required by law .. Disclaimer .. This presentation has been prepared by the Company solely for informational purposes .. Certain of the information included herein was obtained from various sources, including certain third parties, and has not been independently verified by the Company .. By viewing or accessing the information contained in this presentation, you hereby acknowledge and agree that no representations, warranties, or undertakings, express or implied, are made by the Company or any of its directors, shareholders, employees, agents, affiliates, advisors, or representatives as to, and no reliance should be placed on the truth, accuracy, fairness, completeness, or reasonableness of the information or opinions presented or contained in, and omission from, this presentation .. Neither the Company nor any of its directors, employees, agents, affiliates, advisors, or representatives shall be responsible or liable whatsoever (in negligence or otherwise) for any loss, howsoever arising from any information presented or contained in this presentation or otherwise arising in connection with the presentation, except to the extent required by applicable law .. This presentation includes statistical and other industry and market data that we obtained from industry publications and research, surveys, and studies conducted by third parties, and our own estimates of potential market opportunities .. All of the market data used in this presentation involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such data .. Industry publications and third - party research, surveys and studies generally indicate that their information has been obtained from sources believed to be reliable, although they do not guarantee, and we have not independently verified, the accuracy or completeness of such information .. Our estimates of the potential market opportunities for our product candidates include several key assumptions based on our industry knowledge, industry publications, third -party research, and other surveys, which may be based on a small sample size and may fail to accurately reflect market opportunities .. While we believe that our internal assumptions are reasonable, no independent source has verified such assumptions .. Forward Looking Statements 2

KFF Health Tracking Poll May 2024: The Public’s Use and Views of GLP-1 Drugs, KFF, May 10, 2025 3 Revolution Sparked a New Era in Obesity Treatment Incretin Class Agonists Have Revolutionized Obesity Treatment >10% of American adults have taken a GLP-11 Interventional weight loss previously only achievable via surgery Evolution Will Define Its Future Attention is Shifting to Therapies That Build on That Foundation Durability of weight loss Lean mass preservation and fat-specific weight loss Improved tolerability and convenience

The GLP-1 Revolution Unlocked Possibility: We Aim to Drive the Future Evolution 1. Beavers et al (2011), Am J Clin Nutr. 94:767-74 2. Johnson et al (2017), J Bone Miner Res. 32(11):2278-2287 4 GLP-1 Treatment start GLP-1 Treatment stop Follow up Obesity + Cardiovascular Complication Risk Healthy Weight “For every 1 kg weight lost… 0.32 kg lean tissue was lost and for every 1 kg weight regained…, only 0.08 kg lean tissue was regained”1 “Compared to (control) group, the [weight loss/regain] group had a statistically significant 39% increased risk of a frailty fracture”2 “ “

Portfolio Approach to Obesity: Targeting Multiple Mechanisms to Deliver Next-Generation Therapies, Beyond Incretins 5 Designed to improve quality of weight loss not met by GLP-1’s • Prevent muscle loss • Reduce adverse effects and discontinuation • Increase the duration of weight loss • Improve dosing frequency Broad portfolio of highly validated targets • Fat-specific weight loss • Targets calories and energy with less side effects • Preserve and increase muscle mass Differentiated high-value pipeline • Intended to solve complex, hard-to-drug targets • Optimize both function and developability • Rapid development of unique multi-specifics

Next Generation Antibodies for Obesity Targeting Key Gaps in Current Care Corporate Highlights Lead Programs IBIO-610: Long-acting Activin E antibody IBIO-800: Myostatin x Activin A bispecific antibody IBIO-600: Long-acting Myostatin antibody Pipeline 4 high novelty programs and 1 partnered program Discovery to development candidate in as little as 7 months AI engine delivers precisely targeted antibodies with promising developability Anticipated Near Term Catalysts 6 IBIO-800 IND equivalent filing expected in 1H 2027 IBIO-610 IND equivalent filing expected in 2H 2026 IBIO-610 Phase 1 expected to be initiated in 1H 2027 IBIO-600 Interim Phase 1 data anticipated in 1Q 2027

iBio's Strategy in Motion: Advancing Next-Gen Treatments Beyond First-Gen Obesity Drugs



ANTICIPATED UPCOMING MILESTONES

CARDIOMETABOLIC

IBIO-610 Activin E Antibody
Obesity

STAGE
Discovery | Optimization | IND Enabling | Phase 1

IND equivalent filing expected in 2H 26
First patient dosed expected in 1H 27

CARDIOMETABOLIC

IBIO-800
PH-HFpEF, Obesity

STAGE
Discovery | Optimization | IND Enabling | Phase 1

IND equivalent filing expected in 1H 2027

CARDIOMETABOLIC

IBIO-600 Myostatin Antibody
Obesity, SMA*, Sarcopenia, Other muscle-loss disorders

STAGE
Discovery | Optimization | IND Enabling | Phase 1

Interim data anticipated 1Q 2027

CARDIOMETABOLIC

Amylin Antibody
Obesity

STAGE
Discovery | Optimization | IND Enabling | Phase 1

DC Candidates 2H 2027

CARDIOMETABOLIC

Target 4
Obesity

STAGE
Discovery | Optimization | IND Enabling | Phase 1

PARTNERED WITH ASTRALBIO

Program is in-licensed from AstralBio, Inc

**Spinal Muscular Atrophy*

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IBIO-610 Activin E Antibody

IBIO-610: Long-acting Antibody against Activin E
A Novel Target in Obesity



IBIO-610 is being positioned as a differentiated antibody approach being studied to improve body composition and extend the commercial reach of incretin-based therapies

Activin E / INHBE

Novel, Genetically Validated Target

- Liver-derived hepatokine tied to adipose metabolism
- LOF genetics linked to favorable fat distribution and lower T2D risk[1,2]
- Differentiated from incretins, complementary non-appetite pathway

Therapeutic + Commercial Fit

Quality and Durability Of Weight Loss

- Potential for greater, more durable fat loss while preserving lean mass
- Addresses body composition through a distinct mechanism from appetite suppression
- Potential utility across combination, maintenance, and stand-alone use

Why our Antibody?

Direct, Potent and Durable Neutralization

- Near-complete suppression of circulating free Activin E
- Designed for convenience - long-acting subcutaneous dosing
- Antibody optimized for high developability and manufacturability at large scales

1. Akbari, P. et al. Multiancestry exome sequencing reveals INHBE mutations associated with favorable fat distribution and protection from diabetes. Nat Commun 13, 4844 (2022).
2. Deaton, A. M. et al. Rare loss of function variants in the hepatokine gene INHBE protect from abdominal obesity. Nat Commun 13, 4319 (2022).
Type 2 Diabetes (T2D); Loss of Function (LOF)

9

IBIO-610 Demonstrates Extended Half-Life and Achieves Near-Complete Suppression of Activin E in Obese Non-Human Primates Non-Human Primates (NHP); Age 8-15 years, 18-51% body fat, n=4-6 per group, 10mg/kg IV dose at week 0; terminal half-life determined from linear portion of PK curve, active Activin E levels measured, and percent suppression calculated at week 8 based on average change from baseline active Activin E levels; dotted line represents assay LLOQ, 80 pg/mL. Data on file 0 20 40 60 1 10 100 1000 Obese NHP Pharmacokinetics Day IBIO-610 in serum (ug/mL) t1/2, NHP = 33.2 days Obese NHP Activin E Suppression ≥97% Suppression 0 2 4 6 8 0 500 1000 1500 Week Activin E (pg/mL) Vehicle IBIO-610 Dose Week 0 Week 8 DEXA MRI DEXA MRI Week -4 IBIO-610 Obese NHP Pharmacokinetics 10

IBIO-610 Shows Selective Fat Reduction and Lean Mass Preservation in Obese Non-Human Primates Non-Human Primates (NHP); Age 8-15 years, 18-51% body fat, n=4-6 per group, 10mg/kg IV dose at week 0 and week 8; Total fat mass and total lean mass determined via DEXA at baseline and week 16; visceral fat determined by abdominal MRI at baseline and week 16 Data on file 11 Group 1 Vehicle Group 2 IBIO-610 0 5 10 15 20 25 % Change from Baseline 0 10 20 30 % Change from Baseline 0 1 2 3 4 5 % Change from Baseline Week 16 -6.7% -5.2% +0.9% Data IBIO-610 (NHP) Reduction visceral fat -6.7% Reduction total fat -5.2% Increase lean mass +0.9% Body Composition in NHPs After Activin E Pathway Inhibition Visceral Fat Week 16 Total Fat Mass Week 16 Total Lean Mass Dose Week 0 Week 8 DEXA MRI DEXA MRI Week -4 IBIO-610 Week 16 DEXA MRI Dose

IBIO-610 Improves the Quality of GLP-1-Induced Weight Loss in Obese NHPs Non-Human Primates (NHP); Age 8-15 years, 18-51% body fat, n=6 per group, IBIO-610 dosed 10mg/kg IV dose at week 0; Semaglutide titrated up to 30 ug/kg and administered BIW, subcutaneously. Total fat mass and total lean mass determined via DEXA at baseline and week 8; Approximately 1% of body mass change is neither lean nor fat mass. Data on file 12 0 2 4 6 8 -20 -15 -10 -5 0 Week Body Weight % change baseline Sema Sema + IBIO-610 Sema Sema + IBIO-610 0 500 1000 1500 Mass Loss (g) Fat Lean 77% 22% 93% 6% Sema Sema + IBIO-610 -10 -5 0 Lean Mass % Change from Baseline Lean tissue was 22% of mass lost with semaglutide alone vs 6% in combination Sema Sema + IBIO-610 -40 -20 0 Fat Mass % Change from Baseline Fat Mass Body Weight Lean Mass Composition of Weight Loss Dose Week 0 Week 8 DEXA DEXA Week -4 IBIO-610

IBIO-600 Long-Acting Myostatin Antibody

IBIO-600: Differentiated Long-Acting Anti-Myostatin Program 14 Improved Pharmacokinetics Potential best-in-class PK based on allometric scaling and dosing regimen suggests 2-4x improved half-life over competitors Dual Mechanism Dual myostatin and GDF11 blockade has potential for improved lean mass preservation and fat mass reduction Enhanced Manufacturability Optimized for high expression and stability to enable efficient manufacturing process Coformulation Optionality High formulation concentration to reduce subcutaneous injection volume Convenience NHP T1/2 of 52.4 days means that administration as infrequent as twice a year may be feasible

IBIO-600: Selective target inhibition, extended T1/2 and improved body composition in NHPs 15 Baseline human myoblast differentiation1 Myostatin inhibits myoblast differentiation IBIO-600 blocks Myostatin and increases myoblast differentiation 0.1 1 10 100 1000 IBIO-600 (nM) Fusion index Myostatin only IBIO-600 0.1 1 10 100 1000 IBIO-600 (nM) Fusion index GDF11 only IBIO-600 Myostatin GDF11 0 20 40 60 80 10 100 1000 Days Serum mAb (ug/mL) IBIO-600 Weeks post dose 0 5 10 15 Change in lean mass (%, from baseline) 4 8 12 -20 -10 0 10 Change in fat mass (%, from baseline) Weeks post dose 4 8 12 Single Dose Study in Obese NHPs t1/2 = 52.4 days Extended Half-life Lean Mass Increase Fat Mass Reduction 1. Francis, T., et al. Insights into human muscle biology from human primary skeletal muscle cell culture. J Muscle Res Cell Motil (2025) doi:10.1007/s10974-025-09696-w. NHP study details: N=3, single 5 mg/kg IV dose on day 0. NHPs obese and aged 16-21 years. Body composition assessment: ROI (gluteal and thigh region) DEXA - Data on file Lean Mass Fat Mass

IBIO-600 in Phase 1 Clinical Development Phase 1 SAD enrollment is complete JUNE 2026 • Randomized, placebo-controlled study in adults with overweight or obesity • Single-ascending dose ongoing; multiple-ascending dose cohorts planned Safety & tolerability Human PK Strategic significance Assesses whether iBio’s half-life extension seen in NHPs translates clinically. Single Ascending Dose (SAD); Pharmacokinetics (PK) 1 Test Translation into Humans Evaluates Safety and Tolerability of subcutaneously administered IBIO-600 Establishes Safety and Tolerability Provides the first human data package from an internally developed iBio antibody. Creates First Internal Clinical Readout 16

IBIO-800 Myostatin and Activin A Bispecific Antibody

Why IBIO-800: PH-HFpEF Affects a Large, Poor-Prognosis Population with No FDA-Approved PH-Specific Therapy



65-80%

Fraction of pulmonary hypertension that arises from left heart disease (Group 2)[1]

PH-HFpEF is the most common form[2]

~1 in 3

Newly diagnosed HFpEF patients who develop pulmonary hypertension within 4.5 years[3]

0

FDA-approved therapies specifically recommended for pulmonary hypertension associated with HFpEF under current guidelines[1,4]

Why have current approaches fallen short?

Group 2 PH requires more than vasodilation

PAH-directed vasodilators target precapillary disease but have not shown consistent benefit in Group 2 PH.[5]

HFpEF therapies do not directly target PH

Current HFpEF therapies (SGLT2 inhibitors and finerenone) reduce morbidity and symptoms, but none is approved to treat the pulmonary vascular disease of PH-HFpEF.[6]

Two compartments at once

Patients are limited simultaneously by cardiopulmonary remodeling and by peripheral muscle dysfunction that caps exercise capacity.[7]

Disease modification in PH-HFpEF may require acting in more than one compartment; remodeling in the heart and lung, and functional capacity in the periphery.

PH-HFpEF: Pulmonary Hypertension (PH) in Heart Failure With Preserved Ejection Fraction (HFpEF); PAH: Pulmonary Arterial Hypertension

1. Humbert, et al. Eur Heart J. (2022); 2. Todd and Lai. Front Med. (2022); 3. Yu, et al. medRxiv. (2025); 4. Levine, et al. T Cardiovasc Med. (2019); 5. Maron, et al. Eur Respir J. (2024); 6. Kozaily, et al. Curr Hypertens Rep. (2024); 7. Pandey, et al. JACC Rev. (2021);

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IBIO-800: Selective Multi-specific by Design, targeting three disease-relevant ligands (Activin A, Myostatin, GDF11)



INPUTS

Targeted disease-relevant ligands

- Activin A
- GDF8 / Myostatin
- GDF11

INTERVENTION

IBIO-800

Selective upstream neutralization

CONVERGENT SIGNALING

Convergent ActRII signaling

- ActRIIA / ActRIIB + ALK4 / ALK5
- ↓ pSMAD2/3

THERAPEUTIC INTENT

Intended pharmacology

Designed for chronic subcutaneous dosing

- ↓ Cardiac fibrosis
- ↓ Pulmonary vascular remodeling
- ↑ Whole-body functional capacity

NOT TARGETED BY IBIO-800

BMP9 | BMP10 | Activin B

Designed to cover disease-relevant breadth without pathway-wide ligand trapping

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IBIO-800: Human cells connect target biology to pharmacologic response *Alpha-Smooth Muscle Actin (α-SMA); marker for fibroblast activation Data on file 20 HFpEF TGF-β, Activins, GDF8/GDF11 Activated Cardiac Fibroblast α-SMA ↑ pSmad2/3 ↑ pSmad2/3 Ligands Induce α-SMA Expression in Human Cardiac Fibroblast Cell Line α-SMA α-SMA α-SMA α-SMA Vehicle GDF8 GDF11 Activin A 0.1 1 10 100 1000 1000 2000 3000 4000 Conc. (nM) MFI(a-SMA) Media only GDF8 GDF11 Activin A a-SMA Functional Blockade Disease-relevant ligand biology is active in human cells and pharmacologically tractable. Dual myostatin × Activin A blockade produces the strongest functional response Myo x ActA Myostatin Antibody Ligand-driven biology is visible in human cells; combined antibody blockade produces strongest response Why it matters GDF8, GDF11 and Activin A increase α-SMA signal versus media, supporting a ligand-driven fibrosis mechanism. Activin A Antibody Control

The Next Wave of iBio Innovation Early Preclinical Programs

Harnessing Amylin Biology with Precision Targeting: iBio’s Engineered Antibody Agonist Approach 1.Aronne, L.,et al.Progressive Reduction in Body Weight aft Treatment w/ Amylin Analog Pramlintide in Obese Subjects:A Phase 2, Randomized, Placebo-Controlled, Dose-Escalation Study. J Clin Endo Metab 92(8)(2007) 2. Ghosh, R.,Ghosh, S.,& Das, A.Understanding mechanism amylin aggregation:From identifying crucial segments-tracing dominant sequential events- modeling potential aggregation suppressors. Biochim Biophys Acta – Prot Proteomics 1871(1) (2023) ; Selective Amylin Recetor Agonist: SARA, Dual Amylin and Calcitonin Receptor Agonist: DACRA 22 Why We Target Amylin Validated metabolic hormone that promotes satiety, slows gastric emptying, and reduces postprandial glucose excursions Clinical studies with amylin analogs confirm efficacy in weight loss, but peptide-based approaches may be sub-optimal (dosing, tolerability, manufacturability)1,2 Amylin receptor-selective antibody agonists could provide a differentiated profile, with potential for longer duration of action and reduced side effects alone or in combination therapy DACRA* J Gingell, J. et al. An allosteric role for receptor activity-modifying proteins in defining GPCR pharmacology. Cell Discov 2, 16012 (2016). *Dual Amylin and Calcitonin Receptor Agonists Calcitonin Receptor Amylin Receptor 1 Amylin Receptor 2 Amylin Receptor 3 SARA Selective Amylin Receptor Agonists (SARAs) (Rather Than DACRAs) Have Potential as a More Precisely Targeted Obesity Intervention

Platform Technology

Toward Any Epitope on Any Drug Target AI epitope engineering and Ab optimization unlock challenging targets 24 • Multi-layer technology platform addresses multiple challenges in Ab discovery • Patented Epitope Steering technology • Single-step Ab StableHu x Mammalian Display • Masked (ShieldTx®) Antibodies • T-cell engager panel (EngageTx ) iBio’s Discovery Engine iBio’s Proprietary AI Technology Platform We use our Tech Stack to generate new IP against hard-to-drug targets – from idea to Development Candidate in 7 months • Selectively targets functional epitopes • Epitopes with complex modes of action • Unlocks novel target classes • Accelerates discovery of Ab against validated targets AI-guided precision hits that are epitope class agnostic • Gen AI creates mammalian display libraries with phage-like diversity • Single-shot multidimensional lead optimization • Compatible with multi-specific antibody formats • Antibody format agnostic Generative AI meets mammalian display: Ab optimization in 3 weeks

Engineered Epitopes Are Tailor-Made Solutions for Your Target of Interest 25 Generative AI Protein Complexes Stabilize junctional and/or discontinuous epitopes Target of Interest Epitopes of Interest Design scaffold supporting native epitope structure Membrane Proteins Solubilize transmembrane domains Use Cases membrane

Tech Stack: Mammalian Display Enables Rapid Whole Molecule Optimization 26 Input library of diverse sequences, formats, masks, and linkers Multi-dimensional cell sorting selects for high expression, selective target binding, and negative off-target binding

Corporate Summary

A Leadership Team with Deep Industry Experience 28 Martin Brenner, DVM, Ph.D. CEO & CSO Felipe Duran CFO Marc Banjak CLO Molly Carr, MD CMO

Executive Summary 29 Corporate Highlights Differentiated Pipeline Aiming to Solve for the Challenges of today’s GLP1’s Focus on increased quality of weight loss (IBIO-610, IBIO-800) Developability (IBIO-610) Muscle preservation (IBIO-600) Patented AI-Driven Discovery Tech Stack Advance a highly developable pre-clinical pipeline Designed to solve high-value, hard-to-drug targets Financial Highlights  $88.0M in cash, cash equivalents and debt securities as of June 30, 2026  ~64.3M shares outstanding as of August 30, 2026  ~87.3M shares issuable upon exercise of pre-funded warrants outstanding at an exercise price of $0.001 per share as of August 30, 2026  Cash runway extends into Q4 FY 2028